UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 22, 2021

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-13958	13-3317783
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
The Hartford Financial Services Group, Inc.
One Hartford Plaza, Hartford, Connecticut 06155
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (860) 547-5000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HIG	The New York Stock Exchange
6.10% Notes due October 1, 2041	HIG 41	The New York Stock Exchange
7.875% Fixed-to-Floating Rate Junior Subordinated Debentures due 2042	HGH	The New York Stock Exchange
Depositary Shares, Each Representing a 1/1,00th Interest in a Share of 6.000% Non-Cumulative Preferred Stock, Series G, par value $0.01 per share	HIG PR G	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.
On April 22, 2021, The Hartford Financial Services Group, Inc. (the "Company") issued (i) a news release (the “News Release”) announcing, among other things, its financial results for the quarterly period ended March 31, 2021, an increase in the Company’s existing share repurchase authorization from $1.5 billion to $2.5 billion through December 31, 2022, and additional financial and other updates, and (ii) its Investor Financial Supplement (“IFS”) relating to its financial results for the quarterly period ended March 31, 2021. Copies of the News Release and the IFS are furnished herewith as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.
The News Release also announced the receipt of two additional unsolicited proposals from Chubb Limited dated March 31, 2021 and April 14, 2021, respectively.

The Company’s board of directors (the “Board”), after consultation with its financial and legal advisors, unanimously rejected both proposals, determining that entering into discussions regarding a strategic transaction would not be in the best interests of the Company and its shareholders. The Board also unanimously reaffirmed its conviction and confidence in the Company’s strategic business plan. Copies of the Chubb Limited proposals and the Company’s responses are furnished herewith as Exhibits 99.3, 99.4, 99.5 and 99.6 and are incorporated herein by reference.

The information furnished pursuant to Items 2.02 and 7.01, including Exhibits 99.1, 99.2, 99.3, 99.4, 99.5 and 99.6 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.

99.1	News Release of The Hartford Financial Services Group, Inc. dated April 22, 2021.

99.2	Investor Financial Supplement of The Hartford Financial Services Group, Inc. for the quarterly period ended March 31, 2021.

99.3	Proposal Letter from Chubb Limited to The Hartford Financial Services Group, Inc. dated March 30, 2021.

99.4	Response from The Hartford Financial Services Group, Inc. to Chubb Limited dated March 31, 2021.

99.5	Proposal Letter from Chubb Limited to The Hartford Financial Services Group, Inc. dated April 14, 2021.

99.6	Response from The Hartford Financial Services Group, Inc. to Chubb Limited dated April 22, 2021.

101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Hartford Financial Services Group, Inc.

Date:	April 22, 2021	By:	/s/ Beth A. Costello
		Name:	Beth A. Costello
		Title:	Executive Vice President and Chief Financial Officer